Exhibit 99.1

 Directors  CTBI Directors  Mark A Gooch, Chairman  Eugenia “Crit” Luallen, Vice Chairman  David L. Baird  Ina Michelle Matthews  James E. McGhee II  Franky Minnifield  Jefferson F. Sandlin  Anthony St. Charles  Chad C. Street  Lillian “Kay” Webb  2  CTB Directors  Mark A. Gooch, Chairman  Ina Michelle Matthews  James E. McGhee II  Richard W. Newsom  Chad C. Street  Jefferson F. Sandlin  CTIC Directors  Mark A. Gooch, Chairman  E.B. Lowman II  Eugenia “Crit” Luallen  James E. McGhee II  Jefferson F. Sandlin  Anthony St. Charles  Andy Waters

 Executive Officers  3     Mark A. Gooch Chairman, President, and CEO  Richard W. Newsom CTB President  Andy D. Waters CTIC President and CEO  Kevin J. Stumbo EVP/Chief Financial Officer  Tracy A. Wesley EVP/Chief Internal Audit and Risk Officer  Mark E. Smith EVP/Chief Credit Officer  Thomas E. McCoy EVP/Operations  C. Wayne Hancock EVP/Chief Legal Officer  Billie J. Dollins EVP/Central Region President  David I. Tackett EVP/Eastern Region President  Ricky D. Sparkman EVP/South Central Region President  D. Andrew Jones EVP/Northeastern Region President

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2025 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  4

 2025 Key Metrics  Total Assets $6.7 billion  Market Capitalization $1.0 billion  Cash Dividend Yield 3.75%  P/E Ratio 10.4x  Price to Book Value 1.2x  Price to Tangible Book Value 1.3x  Tangible Common Equity Ratio 11.94%  Competitive Position  3rd largest Kentucky domiciled bank holding company   2nd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions   7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions  5  Financial data as of December 31, 2025  Deposit market share as of June 30, 2025

Our Banking Franchise

Central Region

Loans - $1.2 billion

Deposits - $1.5 billion

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $1.0 billion

Deposits - $2.2 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $0.6 billion

Deposits - $0.8 billion

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $1.2 billion

Deposits - $1.2 billion

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $0.9 billion

CTIC

Assets Under Management - $4.1 billion (including $1.1 billion CTB)

Revenues - $23.5 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of December 31, 2025

6

Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billions  Revenue in millions  7

 2025 Performance

 2025 Performance Summary   Goals Results  Earnings $88.0 - $91.6 million $98.1 million  EPS $4.86 - $5.06 per share $5.44 per share  ROAA 1.41% - 1.46% 1.53%  ROAE 11.17% - 11.62% 12.07%  Assets $6.19 - $6.57 billion $6.68 billion  Loans $4.53 - $4.71 billion $4.89 billion  Deposits $5.32 - $5.54 billion $5.70 billion  Shareholders’ equity $797.8 - $830.3 million $856.1 million  9

 Shareholder Value

 Dividends Per Share  2025 cash dividends increased 7.5%  Dividend payout ratio for 2025 was 36.8%  Desired level between 40% and 50%  December 31, 2025 cash dividend yield was 3.75%  Cash dividend increased to $0.53 per share effective October 1, 2025  11

 Shareholders’ Equity  Shareholders’ equity has increased 22.6% during the past five years  5.5% compound growth rate for the past five years  (in millions)  12  5.5%

 Book Value Per Share  Tangible Common Equity/Assets  13

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2020 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2025.  14

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  December 31, 2025  15

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends  45 years of consecutive increases in cash dividends  5-year compound growth rate of cash dividends 5.5%  Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index  CTBI shareholders include  273 institutional investors (including CTIC – 10.9%) hold 11.8 million shares (62.7%)  316 mutual funds hold 5.5 million shares (30.5%)  Data as of December 31, 2025  16

 CTBI’s Franchise Value  History of solid investor returns  Historically strong capital position  Investor focused dividend policy  Dividend Achievers Index  Consistent financial performance  Community banking strategy  Economic diversity in the markets we serve  Strong experienced management team and nearly 1,000 dedicated employees  Our shareholders  17

 Balance Sheet Review

 Total Assets  Total assets at 12/31/25 increased $490.9 million, or 7.9%, from 12/31/24  Loans increased $408.3 million or 9.1%  Investment portfolio increased $65.4 million or 6.2%  Deposits, including repurchase agreements, increased $387.5 million or 7.3%  (in billions)  19

 Total Loans  Total loans at 12/31/25 increased 9.1% from 12/31/24  Loan and line of credit production for the year totaled $1.1 billion  (in billions)  20  Loan Portfolio Mix  December 31, 2025  Loan Rate Mix  December 31, 2025

 Concentrations of Creditas a % of Total Loans  December 31, 2025  21

 Indirect Lending  (in millions)  22

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.  Nonperforming Loansas a % of Total Loans  23

 Nonperforming Assetsas a % of Total Assets  $3.1 million in other real estate owned  Loan Loss Reserve  as a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.  24

 Total Depositsincluding Repurchase Agreements  (in billions)  December 31, 2025  25

 Earnings Review

 Earnings Per Share  EPS increased 18.0% from 2024 to 2025  27

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.  28

 Net Income  Net income increased 18.4% from 2024 to 2025  (in millions)  29

 Revenues  Revenues increased 13.7% from 2024 to 2025  (in millions)  30

 Noninterest Incomeas a % of Total Revenue  Noninterest income increased 1.7% from 2024 to 2025  Increases in trust revenue, insurance commissions, and net gains on the sale of fixed assets  (in millions)  31

 Net Interest Revenue  Net interest revenue increased by 17.7% from 2024 to 2025  Net interest margin increased 26 basis points  Average earning assets increased $507.6 million, or 9.1%  (in millions)  32

 Net Interest Margin  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.  33  Dec ’25  Sept ’25  Jun ’25  Mar ’25  Dec ’24  Net Interest Margin  3.67%  3.60%  3.64%  3.57%  3.43%  Yield on Earning Assets  5.64%  5.73%  5.76%  5.71%  5.66%  Cost of Interest Bearing Deposits  2.78%  3.01%  3.00%  3.02%  3.18%  Benefit of Noninterest Bearing Deposits  0.81%  0.88%  0.88%  0.88%  0.95%

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  Noninterest Expense & Efficiency Ratio  (in millions)  34

 1st Quarter 2026 Review

 Key Metrics – 1st Quarter 2026  Total Assets $6.7 billion  Market Capitalization $1.1 billion  Cash Dividend Yield 3.49%  P/E Ratio 9.9x  Price to Book Value 1.3x  Price to Tangible Book Value 1.4x  Tangible Common Equity Ratio 12.07%  Financial data as of March 31, 2026  36

 Total Assets  Total assets at 3/31/26 increased $57.0 million, or an annualized 3.4%, during the first quarter  Loans increased $95.9 million  Investment portfolio decreased $33.0 million  Deposits in other banks decreased $33.8 million  37  (in billions)

 Total Loans  Increased at an annualized rate of 7.9% during the quarter  Increased from prior year first quarter 7.6%  38  (in billions)

 Nonperforming Loansas a % of Total Loans  39

 Nonperforming Assetsas a % of Total Assets  40

 Net Charge-offsas a % of Average Loans (annualized)  41

 Allowance for Credit Losses  Provision for loan losses for the quarter was $2.3 million, compared to $2.9 million for the quarter ended December 31, 2025 and $3.6 million for the first quarter 2025.  Our reserve coverage (allowance for credit losses to nonperforming loans) at March 31, 2026 was 295.8% compared to 314.0% at December 31, 2025 and 214.7% at March 31, 2025.  Our credit loss reserve as a percentage of total loans outstanding at March 31, 2026 remained at 1.23% from December 31, 2025 and March 31, 2025.  42

 Total Depositsincluding Repurchase Agreements  Increased an annualized 2.5% from prior quarter  Increased 7.0% from prior year first quarter  43  (in billions)

 Earnings Per Share  44

 Net Income  45  (in millions)

 Earnings  Net interest income for the quarter of $58.8 million was $0.7 million, or 1.1%, above prior quarter and $7.5 million, or 14.7%, above first quarter 2025.   Provision for loan losses for the quarter of $2.3 million decreased $0.6 from prior quarter and $1.3 million from prior year same quarter.  Noninterest income for the quarter of $15.4 million was $1.2 million, or 7.2%, below prior quarter but $0.5 million, or 3.5%, above prior year same quarter.  Noninterest expense for the quarter of $36.5 million, was $0.1 million, or 0.2%, above prior quarter, and $2.3 million, or 6.8%, above prior year same quarter.  46

 Noninterest Income  QoQ decreases in net securities gains, net gains on the sale of fixed assets, and deposit related fees, partially offset by an increase in bank owned life insurance revenue  YoY increases in bank owned life insurance revenue, trust and wealth management income, and deposit related fees, partially offset by a decrease in securities gains  (in millions)  47

 Noninterest Expense  QoQ increases in occupancy and equipment expense and repossession expense, partially offset by a decreases in contribution expense and operating losses  YoY increase in salaries and other employee benefits, including bonuses and the cost of group medical and life insurance  48  (in millions)

 Efficiency Ratio  49

 Key Strategic Initiatives

 Operational Priorities  Continue to build core earnings capacity  Quality loan growth  Low cost deposit growth  Seek potential acquisition partner  Branch expansion in growth markets  Manage net interest margin   Operational efficiency  Expense control  Noninterest revenue growth  Compliance management  Increase noninterest income  Trust and wealth management  Brokerage  Insurance  Continuing focus on improving asset quality   51

 2026 Goals  Earnings $105.1 - $109.3 million  EPS $5.78 - $6.02 per share  ROAA 1.53% - 1.59%  ROAE 11.67% - 12.15%  Assets $6.80 - $7.23 billion  Loans $5.02 - $5.22 billion  Deposits $5.83 - $6.07 billion  Shareholders’ equity $923.9 - $961.6 million  52

 To Our Shareholders   Your management has a Strategic Plan for the performance and operations of your company. Success will be attained by the execution of this plan, not just by management, but by our nearly 1,000 employees. The continuing support by you, our shareholders, by referring your friends, neighbors, and business associates to do business with your bank, is invaluable to the execution of our plans for the performance of your Company.  53